UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 11, 2005 (February 7, 2005)

TODCO

(Exact name of registrant as specified in its charter)

Delaware	1-31983	76-0544217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas	77042-3615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 278-6000

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Form of Employee Deferred Performance Unit Award Letter
Director Compensation Arrangement
Form of Employee Performance Bonus Award Letter
Form of Employee Performance Bonus Award Letter

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

A. Long-Term Incentive Plan. Our company has previously adopted a long-term incentive plan for certain of our employees and non-employee directors in order to provide additional incentives through the grant of awards (the “Plan”). On February 7, 2005 our executive compensation committee of the board of directors awarded grants of options to purchase common stock and deferred stock performance units to our officers pursuant to the Plan. The grants to our CEO and our four most highly compensated officers other than our CEO (“Named Executive Officers”) are shown in the following table:

	Options to Purchase	Deferred Performance
Name	Common Stock	Units
Jan Rask	65,000	52,000
T. Scott O’Keefe	25,500	21,000
Michael L. Kelley	25,500	21,000
David J. Crowley	25,500	21,000
Randall A. Stafford	15,500	12,000

The options to purchase common stock have an exercise price equal to the closing price of the stock on the date of grant, have a term of ten years from the date of grant and vest in three equal annual installments commencing on the date one year after the date of grant provided that the officer is employed by us from the award date until the vesting date. Recipients cannot sell, transfer, assign or pledge options to purchase common stock until they have vested. The deferred performance unit awards represent the maximum number of shares of common stock that may be earned by the recipient based on the Company’s rank among a defined peer group in total shareholder return over a three year performance cycle commencing January 1, 2005. Shares are earned and vest on a determination date shortly after the end of the performance cycle following collection of the data required to establish total shareholder return. Recipients have no voting, dividend or other rights with respect to common stock which may be earned under the award until they are vested.

The Plan also provides that our officers and directors are eligible to receive grants of shares of restricted common stock. The shares of restricted stock fully vest in three equal annual installments commencing on the date one year after the date of grant provided that the officer’s employment or the director’s service, as applicable, continues from the award date until the vesting date. However, upon his death or disability, his failure to be re-elected or re-nominated or his resignation at the request of the board of directors, the shares of restricted stock will vest immediately. No shares of restricted stock have been awarded in 2005 to date.

The forms of restricted stock grant award letter, option to purchase common stock award letter and deferred performance unit award letter for such awards under the Plan are incorporated herein by reference or attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively. All of these award letters are incorporated herein by reference. The above summary is qualified in its entirety by reference thereto.

B. Adoption of 2005 Performance Bonus Plan. On February 7, 2005 our executive compensation committee adopted our company’s 2005 Performance Bonus Plan under the Long-Term Incentive Plan through which key employees may receive cash bonuses. Under the 2005 Performance Bonus Plan, our executive officers and other key employees can earn a cash bonus ranging from zero to 200% of a target bonus level set as a percentage of the employee’s salary. The actual bonus awarded under the Performance Bonus Plan generally depends on the level of achievement attained by the key employee toward multiple, predetermined performance goals. In some instances, cash bonuses unrelated to pre-determined criteria are awarded to reward special efforts by employees, generally in connection with unplanned events.

In 2005, the key performance measurement criteria and corresponding weights utilized under the Performance Bonus Plan for all employees, including our executive officers, will be as follows:

	Operations Personnel,
	Health Safety and
	Environment Personnel	Other Shore-Based
Performance Criteria	and Rig Level Personnel	Personnel(1)
EBITDA vs. Budget	25%	70%
Direct Operating Expenses vs. Budget	25%	—
Downtime	25%	—
Safety	25%	—
Individual Goals	—	30%

(1) Our company’s CEO and all other executive officers, other than the Vice President of Operations, will be evaluated under the criteria for “Other Shore-Based Personnel.” The Vice President of Operations will be evaluated under the criteria for “Operations Personnel, Health Safety and Environmental Personnel and Rig Level Personnel.”

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and direct operating expenses, each as derived from our company’s financial statements, are used as measures of our company’s overall financial performance as compared to its annual budget. Downtime is defined as unscheduled suspension of rig operations due to equipment failure and is compared to a maximum target figure established at the beginning of the year. Safety performance is measured by comparing the number of recordable safety incidents experienced by our company to a maximum target number of recordable safety incidents per 200,000 man-hours worked. Individual goals are job-specific goals agreed to by the employee and his or her immediate supervisor. Our executive compensation committee sets the individual goals applicable to our CEO and approves those applicable to all other executive officers.

C. Awards Under the 2004 Performance Bonus Plan. Our 2004 Performance Bonus Plan was substantially similar to our 2005 Performance Bonus Plan, except that the key measurement criteria and corresponding weights utilized for “Other Shore-Based Personnel” were EBITDA vs. Budget (50%), Individual Goals (25%) and Individual Performance (25%). Individual Performance was subjectively assessed by the individual’s supervisor or, in the case of the CEO, our executive compensation committee. On February 7, 2005, our executive compensation committee made the following awards to our Named Executive Officers under the 2004 Performance Bonus Plan:

Name	2004 Performance Bonus Plan Award
Jan Rask	$395,000
T. Scott O’Keefe	$150,644
David J. Crowley	$99,874
Michael L. Kelley	$54,317
Randall A. Stafford	$60,054

D. Executive Compensation, Amendment of Employment Agreements. On February 7, 2005, our executive compensation committee increased the base salaries of each of our executive officers effective March 1, 2005. In the cases of Mssrs. Rask, Crowley and O’Keefe this increase constituted an amendment of their existing employment agreements. The new salaries for our Named Executive Officers are set forth below:

Name	Salary effective March 1, 2005
Jan Rask	$565,000
T. Scott O’Keefe	$295,000
David J. Crowley	$210,000
Michael L. Kelley	$220,000
Randall A. Stafford	$200,000

E. Director Compensation. On February 7, 2005 our board of directors approved a new compensation arrangement for directors. The new arrangement increased the annual retainer for directors, amended and increased the form of equity compensation granted to directors and reestablished the retainer payable to a non-executive chairman of the board. The director compensation arrangement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

Appointment of New Chairman of the Board, Changes in Committee Positions. On February 8, 2005 Mr. Thomas N. Amonett was appointed by our board of directors as Chairman of the Board. Mr. Amonett was appointed as part of an overall board of directors and committee reorganization. Following the reorganization our committees are organized as follows:

Audit Committee

Arthur Lindenauer (Chairman)
Thomas R. Hix
Thomas M Hamilton

Executive Compensation Committee	Corporate Governance Committee
Thomas M Hamilton (Chairman)	R. Don Cash (Chairman)
R. Don Cash	Thomas N. Amonett
Thomas N. Amonett	Thomas R. Hix
Robert L. Long	J. Michael Talbert

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit number	Description
10.1	Form of Employee Restricted Stock Grant Award Letter under the TODCO Long-Term Incentive Plan (incorporated by reference to Exhibit 4.8 to Form S-8, Registration No. 333-112641)

10.2	Form of Employee Stock Option Grant Award Letter under the TODCO Long-Term Incentive Plan (incorporated by reference to Exhibit 4.7 to Form S-8, Registration No. 333-112641)

10.3	Form of Employee Deferred Performance Unit Award Letter (attached hereto)

Exhibit number	Description
10.4	Director Compensation Arrangement (attached hereto)

10.5	Form of Employee Performance Bonus Award Letter — Operations and Rig Level Personnel (attached hereto)

10.6	Form of Employee Performance Bonus Award Letter — Other Shore-Based Personnel (attached hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODCO
By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President & General Counsel

Dated: February 11, 2005

EXHIBIT INDEX

Exhibit number	Description
10.1	Form of Employee Restricted Stock Grant Award Letter under the TODCO Long-Term Incentive Plan (incorporated by reference to Exhibit 4.8 to Form S-8, Registration No. 333-112641)

10.2	Form of Employee Stock Option Grant Award Letter under the TODCO Long Term Incentive Plan (incorporated by reference to Exhibit 4.7 to Form S-8, Registration No. 333-112641)

10.3	Form of Employee Deferred Performance Unit Award Letter (attached hereto)

10.4	Director Compensation Arrangement (attached hereto)

10.5	Form of Employee Performance Bonus Award Letter — Operations and Rig Level Personnel (attached hereto)

10.6	Form of Employee Performance Bonus Award Letter — Other Shore-Based Personnel (attached hereto)